UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: December 5, 2011
(Date of earliest event reported)

NATURAL RESOURCES USA CORPORATION
(Exact name of registrant as specified in its charter)

000-15474
(Commission File Number)

Utah	87-0403973
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

3200 County Road 31, Rifle, Colorado 81650
(Address of principal executive offices, including zip code)

(214) 253-2556
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01	Change of Control

Item 8.01	Other Events

Natural Resources USA Corporation (the “Company”) issued a press release on December 5, 2011 with respect to the mailing by Green SEA Resources Inc. (“Green SEA”) to the shareholders of record of the Company of the transaction statement filed as Exhibit (a)(1) to Amendment No. 3 to the Schedule 13E-3, filed by Green SEA and GSR Acquisition Corp. on December 1, 2011, and certain other documents related thereto. The press release filed as an Exhibit to this Current Report on Form 8-K is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits

99.1	Press Release dated December 5, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL RESOURCES USA CORPORATION (Registrant)

Date: December 5, 2011	By:	/s/ Robert van Mourik
	Name:	Robert van Mourik
	Title:	Chief Financial Officer